                                 LOAN AGREEMENT

         AGREEMENT, dated March 22, 1990, between CAP ROCK ELECTRIC COOPERATIVE, INC. ("Borrower"), a corporation organized and existing under the laws of the State of Texas (the "State") and NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION ("CFC"), a corporation organized and existing under the laws of the District of Columbia.

                                    RECITALS

         WHEREAS, the Borrower has applied to CFC for five loans in the following amounts, loan 9018 in the amount of $4,301,075, loan 9019 in the amount of $2,365,591, loan 9020 in the amount of $4,301,075, loan 9021 in the amount of $3,763,441 and loan 9022 in the amount of $3,225,806, to finance, in part, certain facilities (the "Project" and described in Schedule 1 hereto) and CFC is willing to make such loans to the Borrower on the terms and conditions stated herein;

         NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto agree and bind themselves as follows:

                                    ARTICLE I

                         REPRESENTATIONS AND WARRANTIES

         SECTION l.  The Borrower represents and warrants that:

         A. GOOD STANDING. The Borrower is a corporation duly incorporated and validly existing and in good corporate standing under the laws of the State, is duly qualified in those states in which it is required to be qualified to conduct its business and has corporate power to make and perform this Agreement, to borrow hereunder and to give security as provided for herein.

         B. AUTHORITY. The execution, delivery and performance by the Borrower of this Agreement, the Note (as hereinafter defined) and the Mortgage (as defined in Schedule l hereto) and the performance of the transactions contemplated thereby have been duly authorized by all necessary corporate action and will not violate any provision of law or of the Articles of Incorporation or By-Laws of the Borrower or result in a breach of, or constitute a default under, any agreement, indenture or other instrument to which the Borrower is a party or by which it may be bound.

         C. LITIGATION. There are no suits or proceedings pending or to the knowledge of the Borrower threatened against or affecting the Borrower or its properties which, if adversely determined, would have a material adverse effect upon the financial condition or the business of the Borrower. The

CFC Form C42 100% CFC Long-Term Loan
Class A Member - Distribution, Non-REA Borrower
Mortgage
Rev. 6/89 - D1                         1

Borrower is not, to its knowledge, in default with respect to any judgment, order, rule or regulation of any court, governmental agency or other instrumentality which would have a material adverse effect on the Borrower.

         D. FINANCIAL STATEMENTS. The balance sheet of the Borrower as at the date identified in Schedule 1 hereto, and the statement of operations of the Borrower for the period ending on said date, heretofore furnished to CFC, are complete and correct. Said balance sheet fairly presents the financial condition of the Borrower as at said date and said statement of operations fairly reflects its operations for the period ending on said date. The Borrower has no contingent obligation or unusual forward or long- term commitments except as specifically stated in said balance sheet or herein. There has been no material adverse change in the financial condition or operations of the Borrower from that set forth in said financial statements except changes disclosed in writing to CFC.

         E. LOCATION OF OFFICE. The principal place of business of the Borrower and the office where its records concerning accounts and contract rights are kept is identified in Schedule l hereto.

         F. LOCATION OF PROPERTIES. All property owned by the Borrower is located in the counties identified in Schedule l hereto.

         G. NO OTHER LIENS. As to property which is presently included in the description of Mortgaged Property (as that term is defined in the Mortgage), the Borrower has not, without the prior written approval of CFC, signed any security agreement or filed or permitted to be filed any financing statement with respect to assets owned by it, other than security agreements and financing statements running in favor of CFC, except as disclosed in writing to CFC prior to the date hereof.

         H. REQUIRED APPROVALS. No license, consent or approval of any governmental agency or authority is required to enable the Borrower to enter into this Agreement or to perform any of its obligations provided for herein except as disclosed in Schedule l hereto.

         I. SURVIVAL. All representations and warranties made by the Borrower herein or made in any certificate delivered pursuant hereto shall survive the making of the Advances (as hereinafter defined) and the execution and delivery to CFC of the Notes.

                                   ARTICLE II

                                      LOAN

         SECTION 2.1. ADVANCES. CFC agrees to make, and the Borrower agrees to request, on the terms and conditions of this Agreement, Advances (herein called "Advances") from time to time at the main office of CFC, or at such other place as may be mutually agreed upon, in an aggregate principal amount not to exceed the CFC Commitment, as defined in Schedule 1 hereto.

         Four years after the date hereof (the "Termination Date"), CFC may stop advancing funds and limit the CFC Commitment to the amount advanced. The obligation of the Borrower to repay the Advances shall be evidenced by five promissory notes of the Borrower (in the forms of Exhibit A.i through A.v hereto and herein collectively called the "Note") in the principal amount of the unpaid principal amount of the Advances from time to time outstanding.
The Borrower shall give CFC written notice of the date on which each Advance is to be made. Advances made by CFC pursuant to this Agreement shall be endorsed by CFC on the reverse side of the Note on or before any assignment or transfer thereof by CFC.

         SECTION 2.2 INTEREST RATE AND PAYMENT. The Note shall be payable and bear interest as follows; the Borrower, promptly upon receipt of an invoice, shall make payments on the Advances in accordance with the provisions set forth in Schedule l here to on or before the last day of each of the months referred to in Schedule l hereto (each such date being herein called a "Payment Date"). Payments shall be paid on each Payment Date; except that if not sooner paid, any balance of the principal amount and interest accrued thereon shall be due and payable on the Maturity Date (as that term is defined in the Note). On or after the Amortization Basis Date (defined in Schedule l hereto), and thereafter at least quarterly, CFC will furnish to the Borrower a Payment Notice indicating the precise amount of each payment of principal and interest, and the total amount of each such payment. Such Payment Notice shall be sent to the Borrower at least ten (10) days before the next ensuing Payment Date. Principal will be o amortized in accordance with the method stated in Schedule l hereto. CFC will use for the purpose of calculating the amortization of principal of each Advance: (a) the fixed interest rate in effect on the date of such Advance, if the Borrower elected a fixed rate; or (b) the variable interest rate in effect on the first day of the first quarter in which principal is due, if the Borrower elected a variable rate.

         Each payment shall be applied first to any charges then due, second to interest accrued on the principal amount to the due date of such payment (or, at the election of the holder of the Note to the date of such payment if the same is not paid on its due date) and the balance to the reduction of principal.

         Prior to the first Advance of this loan, the Borrower must elect in writing either a fixed interest rate or a variable interest rate. Interest shall be computed for the actual number of days elapsed on the basis of a year of 365 days, until the first day of the complete calendar quarter following the Amortization BasIs Date. Thereafter, if the loan bears interest at a fixed rate, interest shall be computed on the basis of a 360-day year. If the loan bears interest at a variable rate, then interest snaIl be computed for the actual number of days elapsed on the basis of a year of 365 days.

         If the Borrower elects a fixed interest rate, the rate shall equal the CFC long-term rate at the time of the each Advance for loans similarly classified pursuant to the long-term loan programs established by CFC from time to time. Such rate shall apply until a date, determined by CFC, approximately seven years after the first Advance (the "Adjustment Date"), written notice of which shall be provided to the Borrower at least 90 days prior to the Adjustment Date. After the Adjustment Date, the interest rate shall be computed in like manner and fixed by CFC from time to time; provided, however, that CFC will not change any such fixed interest rate without giving the Borrower at least 60 days prior written notice (any such 90-day or 60-day notification period being herein called a "Notification Period").

         If the Borrower elects a variable interest rate, the rate for each month shall be equal to the rate established by CFC for such month for variable interest rate long.term loans similarly classified pursuant to the long.term loan programs established by CFC from time to time. Such variable interest rate shall apply until the Maturity Date of the Note unless the Borrower elects to convert to-a fixed rate pursuant to the terms hereof.

         The Borrower may, at any time, convert from a variable interest rate to a converted fixed interest rate provided that the Borrower submits to CFC a resolution of its Board of Directors requesting such conversion. The converted fixed interest rate shall be equal to the rate of interest quoted by CFC and communicated, or generally made known, to borrowers from CFC on the date an authorized representative of the Borrower requests such conversion. Such quoted rate shall remain available to the Borrower for 30 days; it being understood and agreed that the effective date of such quoted rate as to all amounts outstanding on the Note shall be the day after the Payment Date next following receipt by CFC of the resolution referred to in the preceding sentence. Upon the election of the Borrower to convert to a converted fixed rate, such rate shall remain in effect for seven years beginning the January 1 next following the effective date of such converted fixed interest rate. At the end of -such time, the Borrower may elect either a variable interest rate or a fixed interest rate pursuant to the long-term loan policies then in effect and applicable to long-term loans similarly classified. CFC agrees that its long- term loan policies will include a fixed interest rate option until the Maturity Date.

         The Borrower may at any time convert from a fixed interest rate to a variable interest rate, if the Borrower: (i) submits to CFC a resolution of its Board of Directors requesting that the variable interest rate apply to any outstanding loan balance and future Advances; and (ii) pays to CFC, promptly upon receipt of an invoice, a conversion fee calculated pursuant to the long-term loan policies of CFC as established from time to time for long-term loans similarly classified.

         SECTION 2.3. PREPAYMENT. Subject to the terms of the Mortgage, the Borrower may at any time or from time to time, with not less than 30 days written notice to CFC, prepay the Note in whole or in part together with the interest accrued to the date of prepayment and any prepayment premium that CFC may from time to time prescribe; provided that no prepayment premium may be prescribed by CFC in connection with full prepayment of this Note made during any Notification Period. Each prepayment on the Note shall be applied first to any outstanding fees or charges, then to interest accrued to the date of payment and then to the payment of installments of principal of the
Note in inverse order of their maturity.

                                   ARTICLE III

                              CONDITIONS OF LENDING

         SECTION 3. The obligation of CFC to make any Advance hereunder is subject to satisfaction of the following conditions:

         A. LEGAL MATTERS. All legal matters incident to the consummation of the transactions hereby contemplated shall be satisfactory to counsel for CFC and, as to all matters of local law, to such local counsel as counsel for CFC may retain.

         B. DOCUMENTS. CFC shall have been furnished with executed copies, satisfactory to CFC, of this Agreement, the Note and the Mortgage and certified copies, satisfactory to CFC, of all such corporate documents and proceedings of the Borrower authorizing the transactions hereby contemplated as CFC or its counsel shall require. CFC shall have received an opinion of counsel for the Borrower: (i) substantially in the form of Exhibit B hereto; and (ii) addressing such other legal matters as CFC or its counsel shall reasonably require.

         C. GOVERNMENT APPROVALS. The Borrower shall have furnished to CFC true and correct copies of all certificates, authorizations and consents, including without limitation the consents referred to in Section l.H. hereof, necessary for the execution, delivery or performance by the Borrower of this Agreement, the Note and the Mortgage.

         D. REPRESENTATIONS AND WARRANTIES. The representations and warranties contained in Article I shall (except as affected by the transactions contemplated by this Agreement) be true on the date of the making of each Advance hereunder with the same effect as though such representations and warranties had been made on such date; no Event of Default specified in Article V and no event which, with the lapse of time or the notice and lapse of time specified in Article V would become such an Event of Default, shall have occurred and be continuing or will have occurred after giving effect to the Advance on the books of the Borrower; there shall have occurred no material adverse change in the business or condition, financial or otherwise, of the Borrower; and nothing shall have occurred which in the opinion of CFC materially and adversely affects the Borrower's ability to meet its obligations hereunder.

         E. MORTGAGE FILING. The Mortgage shall have been duly recorded as a mortgage on real property and duly filed, recorded or indexed as a security interest in personal property wherever CFC shall have requested, all in accordance with applicable law, and the Borrower shall have caused satisfactory evidence thereof to be furnished to CFC.

         F. SPECIAL CONDITIONS. The Borrower shall have complied with any special conditions listed in Schedule l hereto.

         G. REQUISITIONS. The Borrower will requisition all Advances by submitting its requisition to CFC in form and substance satisfactory to CFC. Requisitions shall be made only for the purpose of paying the costs associated with the Project. The Borrower agrees to apply the proceeds of the Advances in accordance with its loan application with such modifications as may be mutually agreed and to deposit all funds advanced hereunder in its Trustee Special Construction Fund Account (as defined in the Uniform System of Accounts, as defined in the Mortgage).

                                   ARTICLE IV

                             AFFIRMATIVE COVENANT'S

         SECTION 4. After the date hereof and until payment in full of the Note and performance of all obligations of the Borrower hereunder, the Borrower agrees that it will:

         A.       MEMBERSHIP.  Remain a member in good standing of CFC.

         B. ANNUAL REPORT. Promptly upon its becoming available, furnish to CFC a true and correct copy of the annual report of the Borrower to the United States Department of the Treasury on Form 990 or any successor form thereto.

         C. FINANCIAL RATIOS. Subject to applicable laws and rules and orders of regulatory bodies, and to events in the judgment of CFC beyond the control of the Borrower, so operate and manage its business as to achieve both a Times Interest Earned Ratio (as herein called "TIER") of not less than 1.5, and a Debt Service Coverage Ratio (as herein called "DSC") of not less than 1.25, both in the manner required by the Mortgage.

         D. ANNUAL CERTIFICATE. Within 60 days after the close of each calendar year, commencing with the year following the year in which the initial Advance hereunder shall have been made, deliver to CFC a written statement signed by its General Manager, stating that said person has furnished to the governing board of the Borrower a report of the activities of the Borrower, and of its performance under this Agreement, the Note and the Mortgage, during such year, and that to the best of said person s knowledge, the Borrower has fulfilled all of its obligations under this Agreement, the Note and the Mortgage throughout such year or, if there has been a default in the fulfillment of any such obligations, specifying each such default known to said person and the nature and status thereof.

         E. LOAN CERTIFICATE PURCHASE. The Borrower will purchase Loan Capital Term Certificates equivalent to 7% of each loan amount (hereinafter collectively called "LCTC") from CFC in an amount equal to the amount identified in Schedule l hereto at a purchase price of 100% of the principal amount thereof. Unless otherwise requested in writing by the Borrower prior to the initial Advance (which request must comply with CFC's then current policy relating to the purchase of LCTC's), the Borrower agrees that the initial Advance hereunder shall at least equal the amount of such LCTC and the

Borrower will apply a portion of the proceeds of such Advance to the purchase of such LCTC. If the Borrower elects to pay for such LCTC other than from loan funds, the amount of the CFC Commitment will be correspondingly reduced by said amount when the LCTC is fully paid. If the Borrower obtains Advances hereunder other than for the purpose of purchasing an LCTC and fails to pay for the LCTC, then CFC may make loan Advances for the account of the Borrower to purchase the LCTC. CFC agrees to deliver the LCTC within ninety days following the date on which the LCTC has been paid for in full.

                                    ARTICLE V

                                EVENTS OF DEFAULT

         SECTION 5. The following shall be Events of Default under this
Agreement:

         A. REPRESENTATIONS AND WARRANTIES. Any representation or warranty made by the Borrower in Article I hereof or any certificate furnished to CFC hereunder shall prove to have been incorrect in any material respect at the time made and shall at the time in question be untrue or incorrect in any material respect and remain uncured;

         B. PAYMENT. Default shall be made in the payment of or on account of interest on or principal of the Note when and as the same shall be due and payable, whether by acceleration or otherwise, which shall remain unsatisfied for 5 business days;

         C. OTHER COVENANTS. Default by the Borrower in the observance or performance of any other covenant or agreement contained in this Loan Agreement, in the Note or the Mortgage, which shall remain unremedied for 30 calendar days after written notice thereof shall have been given to the Borrower by CFC;

         D. CORPORATE EXISTENCE. The Borrower shall forfeit or otherwise be deprived of its corporate charter, franchises, permits, easements, consents or licenses required to carry on any material portion of its business;

         E. OTHER OBLIGATIONS. Default by the Borrower in the payment of any obligation, whether direct or contingent, for borrowed money or in the performance or observance of the terms of any instrument pursuant to which such obligation was created or securing such obligation;

         F. BANKRUPTCY. A court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Borrower in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official, or ordering the winding up or liquidation of its affairs, and such decree or order shall remain unstayed and in effect for a period of 90 consecutive days or the Borrower shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or under any such law, or consent to the appointment or taking possession by a receiver, liquidator, assignee, custodian or trustee, of a substantial part of its property, or make any general assignment for the benefit of creditors; or

         G. DISSOLUTION OR LIQUIDATION. Other than as provided in subsection
F. above, the dissolution or liquidation of the Borrower, or failure by the Borrower promptly to forestall or remove any execution, garnishment or attachment of such consequence as will impair its ability to continue its business or fulfill its obligations and such execution, garnishment or attachment shall not be vacated within 30 days. The term "dissolution or liquidation of the Borrower", as used in this subsection, shall not be construed to include the cessation of the corporate existence of the Borrower resulting either from a merge(pound) or consolidation of the Borrower into or with another corporation following a transfer of all or substantially all its assets as an entirety, under the conditions permitting such actions.

                                   Article VI

                                    REMEDIES

         SECTION 6. If any of the Events of Default listed in Section 5 hereof shall occur after the date of this Agreement and shall not have been remedied, then CFC may pursue all rights and remedies available to CFC that are contemplated by the Mortgage in the manner, upon the conditions, and with the effect provided in the Mortgage, including, but not limited to, a suit for specific performance, injunctive relief or damages. Nothing herein shall limit the right of CFC to pursue all rights and remedies available to a creditor following the occurrence of an Event of Default listed in Section 5 hereof. Each right, power and remedy of CFC shall be cumulative and concurrent, and recourse to one or more rights or remedies shall not constitute a waiver of any other right, power or remedy.

                                   ARTICLE VII

                                  MISCELLANEOUS

         SECTION 7.1. NOTICES. All notices, requests and demands shall be given to or made upon the respective parties hereto as follows:

                                    National Rural Utilities
                                    Cooperative Finance Corporation
                                    1115 30th Street, N.W.
                                    Washington, D.C. 20007
                                    Attention:  Governor

                                    The Borrower:

                                    The address set forth in Schedule 1 hereto

or in such other manner as to either party hereto, as such party shall designate by written notice to the other party hereto.

         SECTION 7.2. EXPENSES. The Borrower will pay all costs and expenses of CFC, including reasonable fees of counsel, incurred in connection with the enforcement of this Agreement, the Note, the Mortgage and the other instruments provided for herein or with the preparation for such enforcement if CFC has reasonable grounds to believe that such enforcement may be necessary.

         SECTION 7.3. LATE PAYMENTS. If payment of any principal and/or interest due under the terms of the Note is not received at CFC's office in Washington, D.C. or such other location as CFC may designate to the Borrower within five business days after the due date thereof or such other time period as CFC may prescribe from time to time in its policies of general application in connection with any late payment charge (such unpaid amount of principal and/or interest being herein called the "delinquent amount", and the period beginning after such due date until payment of the delinquent amount being herein called the "late-payment period"), the Borrower will pay to CFC, in addition to all other amounts due under the terms of the Note, the Mortgage and this Agreement, any late-payment charge as may be fixed by CFC from time to time on the delinquent amount for the late-payment period.

         SECTION 7.4. FILING FEES. To the extent permitted by law, the Borrower agrees to pay all expenses of CFC (including the fees and expenses of its counsel) in connection with the filing or recordation of all financing statements and instruments as may be required by CFC in connection with this Agreement, including, without limitation, all documentary stamps, recordation and transfer taxes and other costs and taxes incident to recordation of any document or-instrument in connection herewith. Borrower agrees to save harmless and indemnify CFC from and against any liability resulting from the failure to pay any required documentary stamps, recordation and transfer taxes, recording costs, or any other expenses incurred by CFC in connection with this Agreement. The provisions of this subsection shall survive the execution and delivery of this Agreement and the payment of all other amounts due hereunder.

         SECTION 7.5. NO WAIVER. No failure on the part of CFC to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise by CFC of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

         SECTION 7.6. GOVERNING LAW. This Agreement and the documents provided for herein shall be deemed to be governed by, and construed in accordance with, the laws of the District of Columbia.

         SECTION 7.7. HOLIDAY PAYMENTS. If any payment to be made by the Borrower hereunder shall become due on a Saturday, Sunday or business holiday under the laws of the District of Columbia, such payment shall be made on the next succeeding business day and such extension of time shall be included in computing any interest in respect of such payment.

         SECTION 7.8. RESCISSION FEE. The Borrower may elect not to borrow all or any portion of the CFC Commitment in which event CFC shall release the

Borrower from its obligations hereunder, provided the Borrower complies with such terms and conditions as CFC may impose for such release including, without limitation, payment of any rescission fee that CFC may from time to time prescribe.

         SECTION 7.9. MODIFICATIONS. No modification or waiver of any provision of this Agreement or the Note, and no consent to any departure by Borrower therefrom, shall in any event be effective unless the same shall be in writing.

         SECTION 7.10. MERGER AND INTEGRATION. This Agreement and the attached Exhibits and matters incorporated by reference contain the entire agreement of the parties here to with respect to the matters covered and the transactions contemplated hereby.

         SECTION 7.11. HEADINGS. The headings and sub-headings contained in the titling of this Agreement are intended to be used for convenience only and do not constitute part of this Agreement.

         SECTION 7.12. SEVERABILITY. If any term, provision or condition, or any part thereof, of this Agreement or the Mortgage shall for any reason be found or held invalid or unenforceable by any governmental agency or court of competent jurisdiction, such invalidity or unenforceability shall not affect the remainder of such term, provision or condition nor any other term, provision or condition, and this Agreement, the Note, and the Mortgage shall survive and be construed as if such invalid or unenforceable term, provision or condition had not been contained therein.

         SECTION 7.13. RIGHT OF SETOFF. Upon the occurrence and during the continuance of any Event of Default, CFC is hereby authorized at any time and from time to time, without prior notice to the Borrower, to exercise rights of setoff or recoupment and apply any and all amounts held, or hereafter held, by CFC or owed to the Borrower or for the credit or account of the Borrower against any and all of the obligations of the Borrower now or hereafter existing hereunder or under the Note. CFC agrees to notify the Borrower promptly after any such setoff or recoupment and the application thereof, provided that the failure to give such notice shall not affect the validity of such setoff, recoupment or application. The rights of CFC under this section are in addition to any other rights and remedies (including other rights of setoff or recoupment) which CFC may have.

         SECTION 7.14. SCHEDULE 1. Schedule 1 attached hereto is an integral part of this Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                            CAP ROCK ELECTRIC COOPERATIVE. INC.
                                                   (Name of Borrower)
(SEAL)


                                            By         /s/ Russell Jones
                                               ---------------------------------
                                                           President


Attest:     /s/ Alfred J. Schwartz
       ------------------------------
                 Secretary


                                                NATIONAL RURAL UTILITIES
                                                COOPERATIVE FINANCE CORPORATION
(SEAL)

                                                   By        /s/ ILLEGIBLE
                                                      --------------------------
                                                             for Governor

Attest:         /s/ ILLEGIBLE
        -----------------------------
             Assistant Secretary

                                   SCHEDULE 1

1. The Project referred to in the first whereas clause consists of using the proceeds from Loan numbers 9018, 9019 and 9020 for the financing of construction of distribution facilities, reimbursing the general funds account for money already spent in connection with the distribution facilities and paying down previous lines of credit owed to CFC. The proceeds of loan numbers 9021 and 9022 will be used for financing the construction of additional transmission facilities.

2. The term "Mortgage" as used in this Agreement shall mean the RESTATED Mortgage and Security Agreement, dated as of SEPTEMBER 21. 1988, between the Borrower and CFC, as it may have been supplemented, amended, restated, or consolidated to the date of this Agreement.

3.       The date of the Borrower's balance sheet referred to in
         Section 1.D. is March 31, 1989.

4.       The principal place of business of the Borrower referred to in
         Section 1.E. is West Highway 80
                  P. O. Box 700
                  Stanton, Texas 79782-0700

5. All of the property of the Borrower is located in the Counties of Andrews, Borden, Dawson, Ector, Glasscock, Howard, Irion, Martin, Midland, Reagan, Sterling, Tom Green and Upton in the State of Texas.

6. The governmental authority referred to in Section 1.H. is N/A

7.       The term "CFC Commitment" as referred to in Section 2.1 shall mean five
         (5) loans, each in the following amount with the corresponding number:

                  loan number 9018 - $4,301,075
                  loan number 9019 - $2,365,591
                  loan number 9020 - $4,301,075
                  loan number 9021 - $3,763,441
                  loan number 9022 - $3,225,806

8. The months referred to in the first paragraph of Section 2.2. are February, May, August and November.

9. Amortization of Advances shall be based upon the method indicated below:

                                          level principal
                           --------------

                                 X        level debt service
                           --------------

         Notwithstanding anything in this Agreement to the contrary, the following are the dates at which the principal begins to amortize ("Amortization Basis Date") for each loan:

         LOAN NUMBERS 9018, 9019 AND 9020

         The Amortization Basis Date for each of these loans will be two years from the date hereof. Interest accruing during the year following the first Advance for each of these loans may, at the option of the Borrower be capitalized. Thereafter, the Borrower will pay interest only until the first Payment Date of the first full quarter following the Amortization Basis Date.

         LOAN NUMBERS 9021 AND 9022

         The Amortization Basis Date for each of these loans will be the earlier of (a) the date two years from the date hereof or (b) the date on which the corresponding Commitment has been fully advanced. The Borrower will pay interest only until the first Payment Date of the first full quarter following the Amortization Basis Date.

10.      The special condition(s) referred to in Section 3.F.
                                  is (are): N/A

11. The aggregate amount of the Loan Capital Term Certificates referred to in Section 4.E. shall be $1,256,988.00 or seven percent (7%) of each loan.

12.      The address of the Borrower referred to in Section 7.1. is

         West Highway 80
         P. O. Box 700
         Stanton, Texas 79782-0700

                                                               Exhibit A.i

                             SECURED PROMISSORY NOTE


$4,301,075                                                                   ,19

CAP ROCK ELECTRIC COOPERATIVE, INC., a Texas corporation ("Borrower"), for value received promises to pay to the order of NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION ("Payee") at the Payee's main office or such other place as designated by the Payee, in lawful money of the United States, the sum of the aggregate unpaid principal amount of all Advances made by the Payee pursuant to the Loan Agreement, dated as of even date herewith, between the Borrower and the Payee ("Loan Agreement"), on the dates provided in the Loan Agreement (except that if not sooner paid, any balance shall be due and payable on a date 35 years after the date hereof, such date being the Maturity Date), with interest thereon in like money from the respective dates of each advance (as defined in the Loan Agreement) hereunder, at the rate or rates and payable at the times provided in said Loan Agreement.

         All Advances made by the Payee pursuant to said Loan Agreement shall be endorsed by the Payee on the reverse side hereof on or before any assignment or transfer hereof by the Payee.

         This Note is secured under a Restated Mortgage and Security Agreement dated as of September 21, 1988 between the Borrower and the Payee, as it may have been or shall be supplemented, amended or consolidated from time to time ("Mortgage"). This Note is the Note referred to in, and has been executed and delivered pursuant to, the Loan Agreement.

         Upon the occurrence of an event of default under the Mortgage, the principal hereof and interest accrued thereon may be declared to be forthwith due and payable in the manner, upon the conditions, and with the effect provided in the Mortgage.

         IN WITNESS WHEREOF the Borrower has caused this Note to be signed in its corporate name and its corporate seal to be hereunto affixed and to be attested by its duly authorized officers, all as of the day and year first above written.

                                            CAP ROCK ELECTRIC COOPERATIVE, INC.
                                                     (Name of Borrower)
(SEAL)
                                            By:
                                                --------------------------------
                                                          (President)
Attest:
        --------------------------
              (Secretary)


Loan No.: TX 107-A-9018

                                                               Exhibit A.ii

                             SECURED PROMISSORY NOTE


$2,365,591                                                                   ,19

CAP ROCK ELECTRIC COOPERATIVE, INC. a Texas corporation ("Borrower'\), for value received promises to pay to the order of NATIONAL RUTH--AL UTILITIES COOPERATIVE FINANCE CORPORATION ("Payee") at the Payee's main office or such other place as designated by the Payee, in lawful money of the United States, the sum of the aggregate unpaid principal amount of all Advances made by the Payee pursuant to the Loan Agreement, dated as of even date herewith, between the Borrower and the Payee ("Loan Agreement"), on the dates provided in the Loan Agreement (except that if not sooner paid, any balance shall be due and payable on a date 35 years after the date hereof, such date being the Maturity Date), with interest thereon in like money from the respective dates of each Advance (as defined in the Loan Agreement) hereunder, at the rate or rates and payable at the times provided in said Loan Agreement.

         All Advances made by the Payee pursuant to said Loan Agreement shall be endorsed by the Payee on the reverse side hereof on or before any assignment or transfer hereof by the Payee.

         This Note is secured under a Restated Mortgage and Security Agreement dated as of September 21, 1988 between the Borrower and the Payee, as it may have been or shall be supplemented, amended or consolidated from time to time ("Mortgage"). This Note is the Note referred to in, and has been executed and delivered pursuant to, the Loan Agreement.

         Upon the occurrence of an event of default under the Mortgage, the principal hereof and interest accrued thereon may be declared to be forthwith due and payable in the manner, upon the conditions, and with the effect provided in the Mortgage.

         IN WITNESS WHEREOF the Borrower has caused this Note to be signed in its corporate name and its corporate seal to be hereunto affixed and to be attested by its duly authorized officers, all as of the day and year first above written.

                                            CAP ROCK ELECTRIC COOPERATIVE, INC.
                                                     (Name of Borrower)
(SEAL)
                                            By:
                                                --------------------------------
                                                     (President)
Attest:
        --------------------------
              (Secretary)


Loan No.: TX 107-A-9019

                                                               Exhibit A.iii

                             SECURED PROMISSORY NOTE


$4,301,075                                                                   ,19

CAP ROCK ELECTRIC COOPERATIVE, INC. a Texas corporation ("Borrower"), for value received promises to pay to the order of NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION ("Payee") at the Payee's main office or such other place as designated by the Payee, in lawful money of the United States, the sum of the aggregate unpaid principal amount of all Advances made by the Payee pursuant to the Loan Agreement, dated as of even date herewith, between the Borrower and the Payee ("Loan Agreement"), on the dates provided in the Loan Agreement (except that if not sooner paid, any balance shall be due and payable on a date 35 years after the date hereof, such date being the Maturity Date), with interest thereon in like money from the respective dates of each Advance (as defined in the Loan Agreement) hereunder, at the rate or rates and payable at the times provided in said Loan Agreement.

         All Advances made by the Payee pursuant to said Loan Agreement shall be endorsed by the Payee on the reverse side hereof on or before any assignment or transfer hereof by the Payee.

         This Note is secured under a Restated Mortgage and Security Agreement dated as of September 21, 1988 between the Borrower and the Payee, as it may have been or shall be supplemented, amended or consolidated from time to time ("Mortgage"). This Note is the Note referred to in, and has been executed and delivered pursuant to, the Loan Agreement.

         Upon the occurrence of an event of default under the Mortgage, the principal hereof and interest accrued thereon may be declared to be forthwith due and payable in the manner, upon the conditions, and with the effect provided in the Mortgage.

         IN WITNESS WHEREOF the Borrower has caused this Note to be signed in its corporate name and its corporate seal to be hereunto affixed and to be attested by its duly authorized officers, all as of the day and year first above written.

                                           CAP ROCK ELECTRIC COOPERATIVE, INC.
                                                     (Name of Borrower)
(SEAL)
                                            By:
                                                --------------------------------
                                                     (President)
Attest:
        --------------------------
              (Secretary)


Loan No.: TX 107-A-9020

                                                               Exhibit A.iv

                             SECURED PROMISSORY NOTE

$3,763,441                                                                   ,19

CAP ROCK ELECTRIC COOPERATIVE, INC. a Texas corporation ("Borrower"), for value received promises to pay to the order of NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION ("Payee") at the Payee's main office or such other place as designated by the Payee, in lawful money of the United States, the sum of the aggregate unpaid principal amount of all Advances made by the Payee pursuant to the Loan Agreement, dated as of even date herewith, between the Borrower and the Payee ("Loan Agreement"), on the dates provided in the Loan Agreement (except that if not sooner paid, any balance shall be due and payable on a date 35 years after the date hereof, such date being the Maturity Date), with interest thereon in like money from the respective dates of each - Advance (as defined in the Loan Agreement) hereunder, at the rate or rates and payable at the times provided in said Loan Agreement.

         All Advances made by the Payee pursuant to said Loan Agreement shall be endorsed by the Payee on the reverse side hereof on or before any assignment or transfer hereof by the Payee.

         This Note is secured under a Restated Mortgage and Security Agreement dated as of September 21, 1988 between the Borrower and the Payee, as it may have been or shall be supplemented, amended or consolidated from time to time ("Mortgage"). This Note is the Note referred to in, and has been executed and delivered pursuant to, the Loan Agreement.

         Upon the occurrence of an event of default under the Mortgage, the principal hereof and interest accrued thereon may be declared to be forthwith due and payable in the manner, upon the conditions, and with the effect provided in the Mortgage.

         IN WITNESS WHEREOF the Borrower has caused this Note to be signed in its corporate name and its corporate seal to be hereunto affixed and to be attested by its duly authorized officers, all as of the day and year first above written.

                                           CAP ROCK ELECTRIC COOPERATIVE, INC.
                                                      (Name of Borrower)
(SEAL)
                                            By:
                                                --------------------------------
                                                     (President)
Attest:
        --------------------------
              (Secretary)


Loan No.: TX 107-A-9021

                                                             Exhibit A.v

                             SECURED PROMISSORY NOTE

$3,225,806                                                                   ,19

CAP ROCK ELECTRIC COOPERATIVE, INC. a Texas corporation ("Borrower".), for value received promises to pay to the order of NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION ("Payee") at the Payee's main office or such other place as designated by the Payee, in lawful money of the United States, the sum of the aggregate unpaid principal amount of all Advances made by the Payee pursuant to the Loan Agreement, dated as of even date herewith, between the Borrower and the Payee ("Loan Agreement"), on the dates provided in the Loan Agreement (except that if not sooner paid, any balance shall be due and payable on a date 35 years after the date hereof, such date being the Maturity Date), with interest thereon in like money from the respective dates of each advance (as defined in the Loan Agreement) hereunder, at the rate or rates and payable at the times provided in said Loan Agreement.

         All Advances made by the Payee pursuant to said Loan Agreement shall be endorsed by the Payee on the reverse side hereof on or before any assignment or transfer hereof by the Payee.

         This Note is secured under a Restated Mortgage and Security Agreement dated as of September 21, 1988 between the Borrower and the Payee, as it may have been or shall be supplemented, amended or consolidated from time to time ("Mortgage"). This Note is the Note referred to in, and has been executed and delivered pursuant to, the Loan Agreement.

         Upon the occurrence of an event of default under the Mortgage, the principal hereof and interest accrued thereon may be declared to be forthwith due and payable in the manner, upon the conditions, and with the effect provided in the Mortgage.

         IN WITNESS WHEREOF the Borrower has caused this Note to be signed in its corporate name and its corporate seal to be hereunto affixed and to be attested by its duly authorized officers, all as of the day and year first above written.

                                            CAP ROCK ELECTRIC COOPERATIVE, INC.
                                            -----------------------------------
                                                     (Name of Borrower)
(SEAL)
                                            By:
                                                --------------------------------
                                                     (President)
Attest:
        --------------------------
              (Secretary)



Loan No.: TX 107-A-9022

                                                          Exhibit B


                                             Date:
                                                   ------------------

Governor
National Rural Utilities
    Cooperative Finance Corporation 1115 - 30th Street, N.W.
Washington, D.C. 20007

         Re: CAP ROCK ELECTRIC COOPERATIVE. INC.

Dear Sir:

         I am counsel for CAP ROCK ELECTRIC COOPERATIVE. INC., organized under the laws of the State of TEXAS ("Borrower"), and render this opinion to you in connection with the five loans in the aggregate principle amount of $17.956.988 provided for in the loan agreement ("CFC Loan Agreement"), dated as of _____________________ , 19____ , made by and between the Borrower and National Rural Utilities Cooperative Finance Corporation ("CFC").

         I have examined such corporate records and proceedings of the Borrower, and such other documents as I have deemed necessary as a basis for the opinions hereinafter expressed.

         I have also examined the following documents as executed and delivered: (1) the CFC Loan Agreement, (2) the five Secured Promissory Notes ("CFC Notes"), each dated ________________, 19 , in the principal amounts of $4,301,075, $2,365,591, $4,301,075, $3,763,441 and $3,225,806, payable to the order of CFC, and (3) the Restated Mortgage and Security Agreement ("Mortgage"), dated as of SEPTEMBER 21, 1988, made by and between the Borrower and CFC.

         I have also examined, or caused to be examined by competent and trustworthy persons, the records and files of all offices in which there might be recorded, filed or indexed evidence of the Borrower's title, and any liens of any nature whatsoever affecting the title, to any real or personal property of the Borrower other than easements or rights of way relating to the electric lines of the Borrower.

         I have supervised, examined, or caused to be examined by competent and trustworthy persons, the recordation of the Mortgage as a mortgage of real and personal property in accordance with the laws of the State of Texas. All of the property of the Borrower is located in the Counties of Andrews, Borden, Dawson, Ector, Glasscock, Howard, Irion, Martin, Midland, Reagan, Sterling, Tom Green and Upton in the State of Texas.

         Based upon the foregoing, I am of the opinion that:

         (i) the Borrower is a duly organized and validly existing corporation in good standing under the laws of the jurisdiction of its organization, and the Borrower has full corporate power (a) to execute and deliver the CFC Notes, the CFC Loan Agreement and the Mortgage; (b) to perform all acts required to be done by it under the CFC Note, the CFC Loan Agreement and the Mortgage; and (c) to own, operate and maintain its properties and operate its business as conducted at the date of this Opinion;

         (ii) to the extent reasonably required for the maintenance and operation of its properties and business taken as a whole, the Borrower has complied with all requirements of the laws of all states in which it operates or does business and holds all certificates, licenses, consents or approvals of governmental authorities required to be obtained on or prior to the date of this Opinion to enable it to engage in the business then transacted by it;

         (iii) the CFC Notes, the CFC Loan Agreement, and the Mortgage have been duly authorized, executed and delivered by the Borrower and constitute the valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms;

         (iv) the execution and performance by the Borrower of the CFC Notes, the CFC Loan Agreement and the Mortgage, and the transactions contemplated thereby will not violate any provision of law, the articles of incorporation, or bylaws* of the Borrower, or result in the breach of, or constitute a default under, any agreement, indenture or other instrument to which the Borrower is a party, or by which it may be bound, known to counsel;

         (v) the Mortgage has been duly recorded and filed, in such manner and to such extent as specified in paragraph "7" under COVENANTS AND WARRANTIES contained in Attachment B to this Opinion, to constitute the Mortgage a validly recorded and filed mortgage lien upon the real and personal property of the Borrower therein described, subject and subordinate only to liens and encumbrances, if any, permitted by paragraph "2" of COVENANTS AND WARRANTIES contained in Attachment B to this Opinion;





--------------------------------------------------------------------------------
*NOTE: As used herein, "articles of incorporation" includes "certificate of incorporation", "articles of association" or "charter"; and "bylaws" includes "code of regulations".

         (vi) no authorization from any regulatory body is required in connection with the execution and delivery of the CFC Notes, the CFC Loan Agreement, or the Mortgage; and

         (vii) I know of no litigation pending or threatened against or affecting the Borrower or its property which, in my opinion, would have a material adverse effect upon the business, operations or financial condition of the Borrower.

         I also wish to advise you that nothing has occurred since the date of the opinion of counsel of NOVEMBER 2, 1988 heretofore delivered to you, which in any manner changes the effect or application of such opinion with reference to the matters therein set forth, and I confirm that said opinion is true and correct as of the date hereof.

         This Opinion (or a true copy thereof) may be relied upon by Manufacturers Hanover Trust Company, as Trustee under the CFC Indenture dated as of December 1, 1972, as amended and supplemented, as if this Opinion were addressed to it. I have read the conditions contained in paragraph (5) of
Section 3.01(b) of said Indenture and the definitions in Article I of said Indenture relating thereto*; in my opinion I have made such examination or investigation as is necessary to enable me to express an informed opinion as to whether or not said conditions will be complied with upon delivery of this Opinion (or a true copy thereof) to said Trustee; and in my opinion, such conditions will be complied with upon such delivery.

                                            Very truly yours,
















--------------------------------------------------------------------------------
*NOTE: The conditions and definitions referred to are attached to this Opinion as Attachment A and Attachment B.

                                                    ATTACHMENT A

I. Conditions contained in Section 3.01(b), paragraph (5) of the Indenture, dated as of December 1, 1972, made by and between CFC and Manufacturers Hanover Trust Company, Trustee, relating to the requirements that Opinions of Counsel for a member state in substance that as of the date of such Opinion:

                        (i) such Member is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has full corporate power to execute and deliver such Mortgage Note, the Loan Agreement pursuant to which it was issued (if any) and the Mortgage securing the same, to perform all acts required to be done by it under such Mortgage Note, Loan Agreement (if any) and Mortgage and to own operate and maintain its properties and operate its business as conducted at the date of such opinion;

                       (ii) to the extent reasonably required for the maintenance and operation of its properties and business taken as a whole, such Member has complied with all requirements of the laws of all States in which it operates or does business and holds all certificates, licenses, consents or approvals of governmental authorities required to be obtained on or prior to the date of such Opinion to enable it to engage in the business then transacted by it;

                      (iii) such Mortgage Note, Loan Agreement (if any) and Mortgage have been duly authorized, executed and delivered by said Member and constitute the valid and binding obligations of such Member, enforceable against such Member in accordance with their respective terms;

                       (iv) the execution and performance by such Member of such Mortgage Note, Loan Agreement (if any) and Mortgage, and the transactions contemplated thereby, will not violate any provisions of law, the Articles of Incorporation or by-laws of such Member, or result in the breach of, or constitute a default under, any agreement, indenture or other instrument to which such Member is a party, or by which it may be bound, known to such Counsel;

                        (v) such Mortgage has been duly recorded and filed (in such manner and to such extent, as shown by such Opinion, as specified in paragraph 7 under COVENANTS AND WARRANTIES in Schedule I to this Indenture)* to constitute such Mortgage a validly recorded and filed lien upon the real and personal property of such Member therein described, shown by such Opinion to be subject and subordinate only to liens and encumbrances, if any, permitted by paragraph 2 under said COVENANTS AND WARRANTIES;*

--------------------------------------------------------------------------------
*NOTE:   Provisions of paragraphs 2 and 7 under COVENANTS AND WARRANTIES in
         Schedule 1 of the Indenture are attached as Attachment B.

Page 2.
ATTACHMENT A

                       (vi) no authorization from any regulatory body is required in connection with the execution and delivery of such Mortgage Note, Loan Agreement (if any) or Mortgage or that each such authorization so required has been obtained; and

                      (vii) such Counsel knows of no litigation pending or threatened against or affecting such Member or its property which, in the opinion of such Counsel (or in the opinion of such Member as evidenced by a certificate of the manager or other responsible officer of such Member annexed to said Opinion), would have a material adverse effect upon the business, operations or financial condition of such Member.

II. Definitions, contained in Article I of the Indenture, relating to the foregoing conditions:

                  COMPANY - means National Rural Utilities Cooperative Finance Corporation until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor corporation.

                  DISTRIBUTION SYSTEM MEMBER - means a Member 50% or more of whose gross operating revenues are derived from sales of electricity to ultimate consumers, determined as of the end of the last Completed Calendar Year.

                  INDENTURE - means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental here to entered into pursuant to the applicable provisions hereof.

                  LOAN AGREEMENT - means a loan agreement (if any) between a Member and the Company (or between a Member and a wholly- owned subsidiary of the Company whose interest has been assigned to the Company) providing for the issuance of Mortgage Notes.

                  MEMBER - means any Person which is a member or patron of the Company, or any Person which at any time has been or is eligible to borrow from REA under the Rural Electrification Act of 1936, as from time to time in effect.

                  MORTGAGE - means a mortgage or deed of trust or pledge of revenues securing one or more Mortgage Notes (i) which complies with the requirements set forth in Schedule 1 hereto annexed and made a part hereof, or, in the case of a change in the status of a Distribution System Member to a Power System Member, or vice versa, which complies with the requirements set forth in Schedule l either with respect to mortgages or deeds of trust or pledges of revenues of Power System Members or with respect to mortgages or deeds of trust or pledges of revenues of Distribution System Members, as said Schedule

Page 3.
ATTACHMENT A

         I shall have been amended from time to time in accordance with the provisions hereof; (ii) which was made to the Company (or to a wholly owned subsidiary of the Company whose interest has been assigned to the Company) or to a Trustee or Trustees under a trust indenture; (iii) as to which the interest of the Company (if any) has been assigned to the Trustee; and (iv) an executed or true copy of which has been delivered to the Trustee.

                  MORTGAGE NOTE - means a note or bond of a Member payable to the Company (or a wholly-owned subsidiary of the Company whose interest has been assigned to the Company) and pledged with the Trustee.

                  OPINION OF COUNSEL - means a written opinion of counsel, who may (except as otherwise expressly provided in this Indenture) be counsel for the Company or for a Member.

                  PERSON - means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  POWER SYSTEM MEMBER - means a Member, other than a Distribution System Member.

                                                   ATTACHMENT B

SCHEDULE 1 TO INDENTURE DATED AS OF DECEMBER 1, 1972, BETWEEN CFC AND MANUFACTURERS HANOVER TRUST COMPANY

COVENANTS AND WARRANTIES:

         2. The mortgagor has the right and authority to mortgage the property described in the granting clauses. The mortgaged property is free and clear of any equal or prior mortgage, lien, charge or encumbrance, with usual exceptions in utility mortgages, which exceptions may include (without limitation) liens for taxes, assessments or governmental charges for the current year and taxes, assessments or governmental charges not due and delinquent; liens for workmen's compensation awards and similar obligations not then delinquent; mechanics', laborers', materialmen's and similar liens not then delinquent; and any of such liens, whether or not delinquent, whose validity is at the time being contested in good faith; liens and charges incidental to construction or current operation which have not been filed or asserted or the payment of which has been adequately secured or which, in the opinion of counsel, are insignificant in amount, liens, securing obligations not assumed by the mortgagor and on account of which it does not pay and does not expect to pay interest, existing upon real estate (or rights in or relating to real estate) over or in respect of which the mortgagor has a right-of-way or other easement for substation, transmission, distribution or other right-of-way purposes; any right which the United States of America or any state or municipality or governmental body or agency may have by virtue of any franchise, license, contract or statute to purchase, or designate a purchaser of, or order the sale of, any property of the mortgagor upon payment of reasonable compensation therefor, or upon reasonable compensation or conditions to terminate any franchise, license or other rights before the expiration date thereof or to regulate the property and business of the mortgagor; attachment or judgment liens covered by insurance, or upon appeal and covered by bond; deposits or pledges to secure payment of workmen's compensation, unemployment insurance, old age pensions or other social security; deposits or pledges to secure performance of bids, tenders, contracts (other than contracts for the payment of borrowed money), leases, public or statutory obligations; surety or appeal bonds; and other deposits or pledges for purposes of like general nature in the ordinary course of business; easements or reservations in respect to any propertY for the purpose of transmission and distribution lines and rights-of-way and similar purposes, zoning ordinances, regulations, reservations, restrictions, covenants, party wall agreements, conditions of record and other encumbrances (other than to secure the payment of money), none of which in the opinion of counsel is such as to interfere with the proper operation of the property affected thereby; the burdens of any law or governmental organization or permit requiring the mortgagor to maintain certain facilities or perform certain acts as a condition of its occupancy of or interference with any public land or any river, stream or other waters or relating to environmental matters; any lien or encumbrance for the discharge of which moneys have been deposited in trust with a proper depository to apply such moneys to the discharge of such lien or encumbrance; any exceptions, reservations and other

Page 2
ATTACHMENT B

matters referred to in the description of the mortgaged property and with respect to any property which the mortgagor may hereafter acquire, any terms, conditions, agreements, covenants, exceptions and reservations expressed or provided in the deeds or other instruments under which the mortgagor shall hereafter acquire the same, none of which in the opinion of counsel materially adversely affects or will affect the property to which the same relates or the operation thereof by the mortgagor; any lien reserved as security for rent or compliance with other provisions of the lease in case of any leasehold estate; and purchase money mortgages and liens, charges and encumbrances upon property existing at the time of acquisition thereof by the mortgagor. The mortgagor will maintain and preserve the priority of lien of the Mortgage, subject to exceptions usual in utility mortgages including (without limitation) those mentioned above.

         7. The mortgagor will upon written demand of the mortgagees execute such instruments of further assurance as may be reasonably requested and will cause the Mortgage, each supplemental indenture, financing statement and other instrument of further assurance to be duly recorded, filed, re-recorded and refiled as may be required by law to perfect and maintain the superior lien of the Mortgage, except as otherwise consented to by the mortgagees (but no such consent shall permit the lien of the Mortgage to remain unprotected in respect of any property other than property deemed by the mortgagees to be of minor importance to the operation of the properties of the mortgagor taken as a whole).